-----------------------
                               -----------------
                               DECEMBER 31, 1997
                               -----------------

                                     VAN ECK
                               -----------------
                                     GLOBAL
                               -----------------
                                      REAL
                               -----------------
                                     ESTATE
                               -----------------
                                      FUND
                               -----------------
                                     ANNUAL
                               -----------------
                                     REPORT
                               -----------------
                                      > > >

                            -----------------------

                             VAN ECK GLOBAL [Logo]

                         VAN ECK GLOBAL REAL ESTATE FUND
                               1997 ANNUAL REPORT

Dear Fellow Shareholder:

We are pleased to report that in its first seven months of operation the Global Real Estate Fund posted impressive results in seeking to meet its objective of maximizing total return. From its inception on June 23, 1997, through December 31, 1997, your Fund rose 18.5%*. In addition, the Fund substantially outperformed the benchmark Salomon Smith Barney World Property Index, which declined 13.7%. U.S. real estate mutual funds, as measured by Micropal, Inc., a mutual fund evaluation service, gained 15.1% for the second half of 1997.

Review of Real Estate Market Cycles

A central investment thesis of your Fund is that real estate markets are very cyclical in nature--shifting from periods of development to oversupply, then stabilization and recovery, depending on factors such as economic growth, employment, interest rates, etc. In addition, real estate markets are also extremely localized; one geographic region or property type may be in recovery while another is in decline. By actively managing the geographic and sector weightings in the Fund, we can take advantage of the opportunities presented by these localized cycles. As of December 31, 1997, approximately 78% of your Fund was invested in real estate equities of North America, 6% in Europe, 4% in the Far East, and 12% in cash.

North America

At 58% of net assets on December 31, 1997, the U.S. represented your Fund's largest country holding. The U.S. currently enjoys a healthy position in both its economy and the real estate cycle. Strong economic growth, solid corporate earnings growth, and low interest rates helped propel the U.S. stock market to new highs in 1997, with the S&P 500 Index gaining 33.4%. The healthy fundamentals which underpinned the rising equity market last year were also very supportive to U.S. real estate equities, particularly low interest rates, which made the cost of borrowing very attractive. U.S. REITs (real estate investment trusts) posted a return of nearly 20% in 1997.

Throughout the year, the supply/demand dynamics continued to be extremely favorable in the U.S. full-service hotel and office property sectors, where your Fund was heavily weighted. These two sectors were among the best industry performers. Office rents and daily hotel rates increased dramatically as demand continued to outstrip supply growth. While good news for the hotel business, many traveling Americans found it increasingly difficult last year to find rooms, and were forced to pay far more than they were accustomed to as hotel owners "auctioned off" a limited supply of rooms. By contrast, the retail real estate sector continued to suffer in 1997 from a glut of space; there are currently 20 square feet of retail shopping space per capita in America, far more than in other parts of the world. Given this, your Fund held modest weightings in U.S. retail real estate stocks. The Fund also had a relatively small weighting in U.S. apartments, given the shift in favor of home sales in the low interest rate environment.

Canadian real estate companies, including Canadian REITs, represented approximately 18% of your Fund at year end. As did the U.S., Canada enjoyed a very positive real estate market in 1997. The country appears to be approximately 12 to 18 months behind the U.S. in its economic recovery, and has been steadily moving from the recovery phase within the development phase of the real estate cycle. Most real estate sectors in Canada performed well last year, particularly the office sector where we saw rents spike upwards. Also,

Canada's resurgent economy and renewed consumer confidence led to higher hotel occupancy rates and increased demand for retail shopping space. For the year, the return on Canadian real estate equities matched that of their U.S. counterparts.

Europe

At year end, your Fund held positions in France, the UK and Sweden, which in aggregate amounted to approximately 6% of the Fund's portfolio. Europe experienced steady economic growth in 1997 and generally real estate markets are at attractive points in their cyclical recovery. The core countries of Europe marched steadily toward European Monetary Union (EMU), scheduled by the Maastricht treaty to begin January 1999. This resulted in a continuing convergence of European interest rates as the region prepares for a single currency, the "euro." The UK -- although not slated to join EMU at this time -- enjoyed a very healthy economy and real estate sector. Your Fund was primarily invested in the UK office, hotel and residential sectors. We see growing interest on the part of U.S. and multinational hotel corporations eager to gain access to overseas markets. In fact, several of the Fund's U.S. hotel REIT holdings have announced intentions to expand into Europe in 1998. In the office sector, several markets stabilized in 1997 and have begun to experience positive rent growth.

The Far East

The year was a challenging one for Asia. What began in July as a currency debacle among the Southeast Asian countries spread throughout Asia, and by October had impacted Hong Kong, South Korea and Japan, and caused a global sell-off of equities. While the details vary by country, the region continues to suffer from high current account and fiscal deficits, excessive foreign currency borrowing to finance inefficient capital spending (including over-investment in property), and ongoing government interference in banking systems and capital markets. Even with International Monetary Fund bail-out packages in place for the region, investors have been wary to return to Asia.

Property stocks in Asia were devastated in 1997, with the region down nearly 40% in U.S. dollar terms. Several of the markets, most notably Thailand and Malaysia, continue to be plagued by severe over-investment in real estate. Singapore, although healthier, is also overbuilt and continues to suffer from the region's turmoil. Hong Kong is a bit of a paradox; supply/demand fundamentals in the residential property market, in particular, are strong yet the overhanging threat of a Hong Kong dollar-peg failure resulted in extremely high short-term interest rates and a severe correction in property stocks in the second half of 1997.

We have been cautious about Asia as a whole, and at December 31, 1997, had 4% of your Fund's portfolio in the Far East, all in Japan and Australia. Although overall the Far East was battered by economic and financial woes, the real estate stocks in Japan and Australia had positive returns in 1997. Both markets demonstrated real estate stocks' low correlation to local equity markets. The real estate supply/demand fundamentals are generally positive in these markets; in Tokyo, vacancy rates are below 5% in prime, centrally located office buildings.

The Outlook

Going forward, we believe that the environment remains very favorable for the global real estate investments. The sector will continue to offer attractive opportunities to play local market recoveries. Our preferred investments remain the North American full-service hotel, office and industrial sectors. We expect that U.S. REITs will deliver less robust returns than in recent years, as undervalued real estate becomes more scarce. Nevertheless, relatively strong earnings growth and outstanding earnings visibility should enable U.S. real estate stocks to post relatively attractive total returns in 1998. We expect to increase your Fund's weightings in both Europe and Asia in 1998, as we see good values and attractive cyclical recovery opportunities.

We thank you for your participation in the Global Real Estate Fund and look forward to helping you meet your investment goals in the future.

[Photo omitted]                         [Photo omitted]


/s/ John C. van Eck                     /s/ Kevin L. Reid
John C. van Eck                         Kevin L. Reid
Chairman                                Portfolio Manager

January 30, 1998

-------------------------------------------------------------
*PERFORMANCE RECORD AS OF 12/31/97
-------------------------------------------------------------
                                After Maximum    Before
Total Return                    Sales Charge+    Sales Charge
-------------------------------------------------------------
A shares-Life (since 6/23/97)   12.9%            18.5%
-------------------------------------------------------------
B shares-Life (since 10/9/97)   -6.1%            -1.5%
-------------------------------------------------------------
C shares-Life (since 10/9/97)   -2.3%            -1.4%
-------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

+ A shares: maximum sales charge = 4.75%
  B shares: maximum contingent deferred sales charge = 5.0%
  C shares: 1% redemption charge, 1st year

   [The following table was depicted as a pie chart in the printed material]

                               SECTOR WEIGHTINGS*
                             AS OF DECEMBER 31, 1997

                           Hotels                 19.5%
                           Retail                  9.8%
                           Residential             5.9%
                           Diversified            19.5%
                           Specialty               7.0%
                           Cash/Equiv             12.5%
                           Office/Industrial      25.8%

   [The following table was depicted as a pie chart in the printed material]

                            GEOGRAPHICAL WEIGHTINGS*
                             AS OF DECEMBER 31, 1997

                            United States      58.4%
                            Canada             18.1%
                            Cash/Equiv         12.5%
                            United Kingdom      2.0%
                            Sweden              1.2%
                            Mexico              1.3%
                            Japan               2.4%
                            France              2.5%
                            Australia           1.6%

                   * Listed as percentage of total net assets.

                            TOP TEN EQUITY HOLDINGS*
                            ------------------------
                             AS OF DECEMBER 31, 1997

EQUITY RESIDENTIAL PROPERTIES TRUST (EQR)
(U.S. REIT, 3.0%)

Chicago-based EQR is the nation's largest multi-family REIT. EQR's portfolio includes 480 properties with over 136,000 units in 33 states. Stable occupancy levels of close to 95% and consistent growth in cash flow are the result of EQR's strategy to minimize asset and geographic concentration and to direct new investments into improving markets.

AMB PROPERTY CORPORATION
(U.S. REIT, 3.0%)

Founded in 1983 to acquire and operate industrial properties and community shopping centers, AMB went public in mid-November and instantly became one of the largest REITs in the U.S. For its clients, AMB has acquired over 160 properties, representing approximately $3 billion and more than 57 million square feet. Its current portfolio includes 128 properties, totaling 43.6 million square feet, located in 24 markets.

CADILLAC FAIRVIEW CORPORATION
(CANADIAN C-CORP, 2.8%)

Cadillac Fairview is one of the largest real estate operating companies in North America, with over two decades of experience and approximately 46 million square feet owned, co-owned or under management in both the U.S. and Canada. Cadillac enjoys a significant presence in the Canadian shopping center and office building sectors. Its diversified portfolio, both by property type and geography, helps Cadillac weather varying economic cycles.

COLONIAL PROPERTIES TRUST
(U.S. REIT, 2.7%)

Colonial is a fully integrated real estate company focused on the acquisition or development, ownership and operation of multi-family residential, retail and office property in eight Southeastern states in the U.S. CLP's property portfolio includes 13,600 apartment units, 10.3 million square feet of retail space, and 1.9 million square feet of office space.

PRENTISS PROPERTIES TRUST
(U.S. REIT, 2.5%)

Prentiss Properties Trust is headquartered in Dallas, Texas, and acquires, owns, manages, leases, develops and builds office and industrial properties throughout the U.S. Prentiss' diversified portfolio includes 82 office buildings containing
8.7 million square feet, and 76 industrial buildings containing 7.3 million square feet, located in 18 major markets. Prentiss has offices in Los Angeles, Dallas, Chicago, Washington, D.C., Atlanta and Philadelphia.

MACK-CALI REALTY CORPORATION
(U.S. REIT, 2.4%)

Mack-Cali Realty Corporation (formerly Cali Realty Corporation) provides leasing, management, acquisition, development, construction and tenant-related services for its 213 properties, which are primarily office and office/flex buildings, and total approximately 23.2 million square feet. These properties serve more than 2,300 tenants and are located in 10 states, primarily in the Northeast and Southwest.

LEGACY HOTELS REAL ESTATE INVESTMENT TRUST
(CANADIAN REIT, 2.4%)

Legacy, Canada's leading first-class hotel company, offers high-quality investment exposure to Canada's first-class hotel industry at a very attractive time in the industry's cycle. Formed in 1997 by CP Hotels Corporation, Legacy's portfolio consists of 11 properties including the landmark Royal York Hotel, Toronto, Hotel Vancouver and Queen Elizabeth, Montreal.

TRIZECHAHN CORPORATION
(CANADIAN C-CORP, 2.3%)

TrizecHahn acquires, develops, manages and owns income-producing commercial real estate. It is active in the office building sector in the U.S. and Canada, regional malls in the U.S., and development operations in Europe. TrizecHahn also holds a 15.7% interest in Barrick Gold. Its property portfolio consists of interests in 75 income-producing properties containing 58.7 million square feet.

EQUITY OFFICE PROPERTIES TRUST (EOP)
(U.S. REIT, 2.3%)

EOP is a self-administered, self-advised REIT with more than 700 employees. It owns and operates 114 offices containing 39.8 million square feet and 16 parking facilities containing 16,304 parking spaces. Its office properties - located in 35 suburban and central business districts - enjoyed 92.5% occupancy rates in 1997. Since its initial public offering in July 1997, EOP has announced more than $1.2 billion in acquisitions.

PATRIOT AMERICAN HOSPITALITY, INC.
(U.S. REIT, 2.2%)

Patriot American Hospitality, Inc. is based in Dallas, Texas, and is the nation's second-largest hotel REIT with a portfolio comprised of 197 owned, managed, leased or franchised upscale hotels and resorts with more than 48,000 rooms. Its properties include Wyndham Hotels, Carefree Resorts, Grand Bay Hotels, Registry Resorts and ClubHouse Inns, among others. (At the time of this writing, Patriot's acquisition of Interstate Hotels was pending.)

Note: Equities are listed as percentage of total net assets.

* Portfolio is subject to change.

                            GLOBAL REAL ESTATE FUND

              SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1997
------------------------------------------------------------------------------

No. of Shares             Securities(a)                         Value (Note 1)
------------------------------------------------------------------------------
Australia: 1.6%
         7,000   Westfield Holdings Ltd.                            $   26,886
                                                                    ----------
Canada: 18.1%
         2,500   Avista Real Estate Investment Trust
                   (Installment Receipts)                               11,192
         1,500   Brookfield Properties Corp.                            25,025
         2,000   Cadillac Fairview Corp.+                               47,000
         2,000   Cambridge Shopping Centres Ltd.                        20,076
         1,000   Four Seasons Hotels Inc.                               31,625
         6,000   Legacy Hotels Real Estate Investment Trust             40,712
         3,500   O&Y Properties Corp. (Special Warrants
                   Expiring 10/9/98) (b)*+                              19,586
         1,000   Oxford Properties Canada Ltd.                          27,281
         5,000   Royal Host Real Estate Investment Trust                25,882
         1,700   TrizecHahn Corporation                                 39,419
         2,500   Unihost Corp.+                                         17,226
                                                                    ----------
                                                                       305,024
                                                                    ----------
France: 2.5%
           150   ACCOR S.A.                                             27,866
           125   Societe Fonciere Lyonnaise                             14,672
                                                                    ----------
                                                                        42,538
                                                                    ----------
Japan: 2.4%
         2,000   Mitsubishi Estate Co. Ltd.                             21,779
         2,000   Mitsui Fudoson Co. Ltd.                                19,325
                                                                    ----------
                                                                        41,104
                                                                    ----------
Mexico: 1.3%
        20,000   Grupo Accion S.A. de C.V.                              22,313
                                                                    ----------
Sweden: 1.2%
         2,000   Castellum AB                                           19,914
                                                                    ----------
United Kingdom: 2.0%
         2,500   Millenium and Copthorne Hotels PLC                     17,320
         6,000   Thistle Hotels PLC                                     15,588
                                                                    ----------
                                                                        32,908
                                                                    ----------
United States: 58.4%
         2,000   AMB Property Corporation                               50,250
         1,000   Arden Realty Group, Inc.                               30,750
         1,000   Brandywine Realty Trust                                25,125
         3,000   Bridgestreet Accommodations, Inc.+                     30,469
         2,000   Capital Senior Living Corp.+                           20,875
           400   Capstar Hotel Company+                                 13,725
 .        1,500   Colonial Properties Trust                              45,188
         1,000   Cornerstone Properties, Inc.                           19,188
         1,200   Equity Office Properties Trust                         37,875
         1,000   Equity Residential Properties Trust                    50,563
         1,000   Excel Realty Trust, Inc.                               31,500
         1,000   Felcor Suite Hotels, Inc.                              35,500
         3,300   Grove Property Trust                                   35,888
         1,000   Highwoods Properties, Inc.                             37,188
         1,000   Interstate Hotels Company                              35,063
         1,150   Kilroy Realty Corporation                              33,063
         2,000   Lexington Corporate Properties Trust                   30,875
         1,000   Macerich Company (The)                                 28,500
         1,000   Mack-Cali Realty Corporation                           41,000
         1,500   Pan Pacific Retail Properties, Inc.                    32,063
           500   Parkway Properties, Inc.                               17,156
         1,300   Patriot American Hospitality, Inc.                     37,456
         1,500   Prentiss Properties Trust                              41,902
           600   Public Storage, Inc.                                   17,625
           500   Security Capital Group Inc.+                           16,250
         1,400   S.L. Green Realty Corp.                                36,313
           600   Starwood Hotels & Resorts Trust                        34,725
         1,400   Storage Trust Realty                                   36,838
         1,000   Tower Realty Trust, Inc.                               24,625
           500   Trammell Crow Co.                                      12,875
         1,000   United Dominion Realty Trust, Inc.                     13,938
         1,600   Westfield America, Inc.                                27,200
                                                                    ----------
                                                                       981,551
                                                                    ----------
Total Stocks and Other Investments: 87.5%
(Cost: $1,409,892)                                                   1,472,238
                                                                    ----------

Principal        Short-Term
Amount           Obligation 5.9%
------------------------------------------------------------------------------
  $100,000       U.S. Treasury Bill
                 (Interest Yield of)
                 5.09% due 2/05/98
                 (Amortized Cost: $99,505)                              99,505
                                                                    ----------
Total Investments: 93.4% (Cost: $1,509,397)                          1,571,743
Other Assets Less Liabilities: 6.6%                                    110,754
                                                                    ----------
Net Assets: 100%                                                    $1,682,497
                                                                    ==========

---------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security--See Note 8
+ Non Income Producing
* Fair value as determined by the Board of Trustees.

Summary of
Investments               % of
by Industry            Net Assets
-----------            ----------
Diversified               19.5%
Hotels                    19.5%
Office/Industrial         25.8%
Residential                5.9%
Retail                     9.8%
Specialty                  7.0%
U.S. Treasury Bill         5.9%
Other Assets Less
  Liabilities              6.6%
                         -----
                         100.0%
                         =====

                      See Notes to Financial Statements

                            GLOBAL REAL ESTATE FUND

                             FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
December 31, 1997
Assets:
Investments at value (cost $1,509,397) (Note 1)                      $1,571,743
Cash                                                                    295,683
Receivables:
  Securities sold                                                        38,799
  Capital shares sold                                                    17,287
  From Adviser                                                           12,168
  Dividends and interest                                                  6,606
Deferred organization costs (Note 1)                                      8,749
                                                                     ----------
      Total assets                                                    1,951,035
                                                                     ----------
Liabilities:
Payables:
  Securities purchased                                                  236,457
  Dividends payable                                                       1,042
  Accounts payable                                                       30,589
Unrealized depreciation on open
  forward foreign currency contracts (Note 6)                               450
                                                                     ----------
      Total liabilities                                                 268,538
                                                                     ----------
Net Assets                                                           $1,682,497
                                                                     ==========

Class A
Net asset value and redemption price per share
  ($1,448,614/136,129)                                               $    10.64
                                                                     ==========
Maximum offering price per share
  (NAV/(1-maximum sales commission))                                 $    11.17
                                                                     ==========
Class B
Net asset value, offering and redemption price
  per share ($115,732/10,891) (Redemption may
  be subject to a contingent deferred sales
  charge within the first six years of
  ownership)                                                         $    10.63
                                                                     ==========
Class C
Net asset value, offering and redemption price
  per share ($118,151/11,102) (Redemption may
  be subject to a contingent deferred sales
  charge within the first year of ownership)                         $    10.64
                                                                     ==========
Net assets consist of:
  Aggregate paid in capital                                          $1,618,915
  Unrealized appreciation of investments, forward
    foreign currency contracts and foreign currency
    receivables and payables                                             62,576
  Undistributed net investment income                                        39
  Accumulated realized gain                                                 967
                                                                     ----------
                                                                     $1,682,497
                                                                     ==========

Statement of Operations
For the Period June 23, 1997+ to December 31, 1997
Income:
Dividends (less foreign taxes withheld of $142)                       $  21,753
Interest                                                                  2,149
                                                                      ---------
  Total income                                                           23,902
Expenses:
Management (Note 2)                                            6,082
Distribution Class A (Note 4)                                    927
Distribution Class B (Note 4)                                     76
Distribution Class C (Note 4)                                    138
Administration (Note 2)                                        1,200
Registration                                                  34,417
Professional                                                  14,014
Reports to shareholders                                        8,279
Transfer agent                                                 6,945
Custodian                                                      2,013
Amortization of deferred organization costs                    1,022
Other                                                            341
                                                           ---------
Total expenses                                                75,454
Expenses assumed by the Adviser and
  reduced by a custodian fee arrangement
  (Note 2)                                                   (75,454)
                                                           ---------
  Net expenses                                                               --
                                                                      ---------
  Net investment income                                                  23,902

Realized and Unrealized Gain on Investments (Note 3)
Realized gain from security transactions                                 62,655
Realized gain from foreign currency transactions                            682
Unrealized appreciation of investments                                   62,346
Unrealized appreciation of forward foreign currency contracts
  and foreign currency receivables and payables                             230
                                                                      ---------
Net Increase in Net Assets Resulting
  from Operations                                                     $ 149,815
                                                                      =========

+ Commencement of operations.

                      See Notes to Financial Statements

                            GLOBAL REAL ESTATE FUND

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                    For the
                                                                    Period
                                                               June 23, 1997+ to
                                                               December 31, 1997
                                                               -----------------
Increase in Net Assets:
Operations:
  Net investment income                                             $    23,902
  Realized gain from security
    transactions                                                         62,655
  Realized gain from foreign
    currency transactions                                                   682
  Unrealized appreciation of  forward foreign
    currency contracts and foreign currency
    receivables and payables                                                230
  Unrealized appreciation of
    investments                                                          62,346
                                                                    -----------
    Increase in net assets resulting
    from operations                                                     149,815
                                                                    -----------
  Dividends and distributions to shareholders from:
    Net investment income:
      Class A Shares                                                    (19,044)
      Class B Shares                                                     (1,541)
      Class C Shares                                                     (1,571)
                                                                    -----------
                                                                        (22,156)
                                                                    -----------
    Net realized gain:
      Class A Shares                                                    (55,078)
      Class B Shares                                                     (4,456)
      Class C Shares                                                     (4,543)
                                                                    -----------
                                                                        (64,077)
                                                                    -----------
    Tax return of capital:
      Class A Shares                                                     (7,134)
      Class B Shares                                                       (577)
      Class C Shares                                                       (589)
                                                                    -----------
                                                                         (8,300)
                                                                    -----------
  Total Dividends and Distributions                                     (94,533)
                                                                    -----------
  Capital share transactions*:
  Net proceeds from sales of shares:
    Class A Shares                                                    1,387,893
    Class B Shares                                                      114,007
    Class C Shares                                                      116,580
                                                                    -----------
                                                                      1,618,480
                                                                    -----------
  Reinvestment of dividends:
    Class A Shares                                                       80,706
    Class B Shares                                                        6,571
    Class C Shares                                                        6,214
                                                                    -----------
                                                                         93,491
                                                                    -----------
  Cost of shares reaquired:
    Class A Shares                                                      (84,756)
    Class B Shares                                                           --
    Class C Shares                                                           --
                                                                    -----------
                                                                        (84,756)
                                                                    -----------
  Increase in net assets resulting from
    capital share transactions                                        1,627,215
                                                                    -----------
      Total increase in net assets                                    1,682,497

Net Assets:
  Beginning of period                                                        --
                                                                    -----------
  End of period (including undistributed
    net investment income of $39)                                   $ 1,682,497
                                                                    ===========

*Shares of Beneficial Interest Issued and
  Redeemed (unlimited number of $.001
  par value shares authorized)

                                                                    For the
                                                                    Period
                                                               June 23, 1997+ to
                                                               December 31, 1997
                                                               -----------------
Class A

  Shares sold                                                           136,149
  Reinvestment of dividends                                               7,585
  Shares reacquired                                                      (7,605)
                                                                    -----------
  Net increase                                                          136,129
                                                                    ===========

                                                                    For the
                                                                    Period
                                                               June 23, 1997+ to
                                                               December 31, 1997
                                                               -----------------
Class B
  Shares sold                                                            10,273
  Reinvestment of dividends                                                 618
  Shares reacquired                                                          --
                                                                    -----------
  Net increase                                                           10,891
                                                                    ===========

                                                                    For the
                                                                    Period
                                                               June 23, 1997+ to
                                                               December 31, 1997
                                                               -----------------
Class C

  Shares sold                                                            10,518
  Reinvestment of dividends                                                 584
  Shares reacquired                                                          --
                                                                    -----------
  Net increase                                                           11,102
                                                                    ===========

+ Commencement of operations.

                      See Notes to Financial Statements

                             GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout the period

                                                            Class A                Class B               Class C
                                                       -----------------      -----------------     -----------------
                                                        For the Period         For the Period        For the Period
                                                       June 23, 1997+ to     October 9, 1997+ to   October 9, 1997+ to
                                                       December 31, 1997      December 31, 1997     December 31, 1997
                                                       -----------------      -----------------     -----------------
Net Asset Value, Beginning of Period...................     $ 10.00                 $ 11.46                $ 11.46
                                                            -------                 -------                -------
Income from Investment Operations:
  Net Investment Income................................        0.16                    0.04                   0.06
  Net Gains on Investments
    (both realized and unrealized).....................        1.12                   (0.23)                 (0.24)
                                                            -------                 -------                -------
Total from Investment Operations.......................        1.28                   (0.19)                 (0.18)
                                                            -------                 -------                -------
Less Distributions:
  From net investment income...........................       (0.13)                  (0.13)                 (0.13)
  From realized gain...................................       (0.44)                  (0.44)                 (0.44)
  From tax return of capital...........................       (0.07)                  (0.07)                 (0.07)
                                                            -------                 -------                -------
Total Distributions....................................       (0.64)                  (0.64)                 (0.64)
                                                            -------                 -------                -------
Net Asset Value, End of Period.........................     $ 10.64                 $ 10.63                $ 10.64
                                                            =======                 =======                =======
Total Return (a).......................................       12.10%                  (2.27)%                (2.18)%
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000)........................      $1,449                    $116                   $118
Ratio of Gross Expenses to Average Net Assets (b)(c)...       12.05%                  27.20%                 15.13%
Ratio of Net Expenses to Average Net Assets (c)........           0%                      0%                     0%
Ratio of Net Investment Income to Average Net Assets (c)       3.95%                   6.70%                  5.13%
Portfolio Turnover Rate................................          82%                     82%                    82%
Average Commission Rate Paid...........................     $0.0265                 $0.0265                $0.0265

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions, and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(b) If the expenses had not been assumed by the Adviser.
(c) Annualized.
 +  Commencement of operations.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

Notes to Financial Statements

Note 1 -- Significant Accounting Policies:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Global Real Estate Fund series, a non-diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ.

A. Security Valuation -- Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at amortized cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation -- Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign denominated assets and liabilities are recorded as net realized gains and losses from foreign currency.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

                            GLOBAL REAL ESTATE FUND

--------------------------------------------------------------------------------

E. Distribution to Shareholders -- Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The effect of these differences decreased undistributed net investment income by $1,707, increased accumulated realized gain by $10,007 and decreased aggregate paid in capital by $8,300.

F. Deferred Organization Costs -- Deferred organization costs are being amortized over a period of five years beginning on June 24, 1997.

Note 2 -- Van Eck Associates Corporation (the "Adviser") earned fees of $6,082 for investment management and advisory services. The fee is based on an annual rate of 1% of the Fund's average daily net assets. The Advisor agreed to assume all expenses for the period ended December 31, 1997. For the period ended December 31, 1997, the Fund's expenses were reduced by $73,441 under this agreement. In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $1,200 for costs incurred in connection with certain administrative and operating functions. The Fund has a fee arrangement based on cash balances left on deposit with the Custodian, which reduced the Fund's operating expenses by $2,013 for the period ending December 31, 1997. Van Eck Securities Corporation (the "Distributor") received $116,763 for the period ended December 31, 1997, from commissions earned on sales of Class A shares after deducting $663,680 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or shareholders of Van Eck Associates Corporation and Van Eck Securities Corporation. As of December 31, 1997, Van Eck Associates Corporation owned 59.7%, 0.8% and 0.8% of the outstanding shares of Class A, Class B and Class C, respectively.

Note 3 -- Purchases and proceeds from sales of investments, other than short-term obligations, aggregated $2,128,622 and $781,385, respectively, for the period ended December 31, 1997. For federal income tax purposes, the cost of investments owned at December 31, 1997 was $1,508,430. As of December 31, 1997, net unrealized appreciation for federal income tax purposes aggregated $63,313 of which $85,540 related to appreciated investments and $22,227 related to depreciated investments.

Note 4 -- Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares and 1% of average daily net assets for Classes B and C shares (the "Annual Limitations"). For Class C shares, the Fund will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such 12b-1 advanced fees will be expensed by the Fund over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Fund exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse the Fund for any excess. Class C Shareholders redeeming within one year of purchase will be subject to a 1% redemption charge which will be retained by the Fund. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.

Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement of the carried forward amounts incurred for the period June 23, 1997 through December 31, 1997 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate. The cumulative amount of excess distribution expenses incurred over the Annual Limitation at December 31, 1997 was $8,881 for Class A shares, $9,359 for Class B shares and $9,360 for Class C shares.

Note 5 -- The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 6 -- Forward Foreign Currency Contracts:

The Fund bought and sold forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gain (loss) from foreign currency transactions.

At December 31, 1997, the Fund had the following outstanding forward foreign currency contracts:

                                   Value at
                                  Settlement     Current    Unrealized
Contract                             Date         Value    Depreciation
--------                          ----------     -------   ------------
Foreign Currency Buy Contracts:
AUD      41,216 expiring            $26,904      $26,832      $ (72)
           1/08/98
FRF      167,331 expiring            28,001       27,780       (221)
           1/30/98
GBP      3,676 expiring               6,086        6,063        (23)
           1/07/98
JPY      5,387,829 expiring          41,452       41,318       (134)
           1/07/98                                            -----
                                                              $(450)
                                                              =====

Note 7 -- Trustee Deferred Compensation Plan

The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. The Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. If a Trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund cannot invest in itself. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1997, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $0.

Note 8 -- Restricted Security

The following security is restricted as to sale:

                                                      Percent of
Date                                                 Net Assets at
Acquired                           Cost      Value     12/31/97
------------------------------------------------------------------
10/07/97  O&Y Properties Corp
          (Special Warrants
          expiring 10/08/98)      $20,401   $19,586      1.2%

--------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Trustees and Shareholders of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Global Real Estate Fund (the "Fund") (one of the series constituting the Van Eck Funds), as of December 31, 1997, and the related statement of operations, changes in net assets and the financial highlights for the period June 23, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Real Estate Fund series of the Van Eck Funds as of December 31, 1997, and the results of its operations, changes in its net assets, and the financial highlights for the period June 23, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.


                                                        COOPERS & LYBRAND L.L.P.
New York, New York
February 24, 1998

VAN ECK FAMILY OF FUNDS
--------------------------------------------------------------------------------

Global Hard Assets Fund

Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

International Investors Gold Fund

Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

Gold/Resources Fund

Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

Global Real Estate Fund

This Fund seeks long-term capital appreciation by investing in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

Emerging Markets Growth Fund

This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Asia Dynasty Fund

This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

Global Balanced Fund

This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

Global Income Fund

This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. Government Money Fund

This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

VAN ECK/CHUBB FUNDS
--------------------------------------------------------------------------------
Capital Appreciation Fund
Global Income Fund
Government Securities Fund
Growth and Income Fund
Tax-Exempt Fund
Total Return Fund

--------------------------------------------------------------------------------
This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold and Money Funds, Van Eck Global Funds or Van Eck/Chubb Funds prospectus, please call the number listed below. Please read the prospectus before investing.

VAN ECK GLOBAL [Logo]

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com

For account assistance please call (800) 544-4653